                                                                   EXHIBIT 10.3


                               TERM LOAN AGREEMENT

        THIS TERM LOAN AGREEMENT between DICON FIBEROPTICS, INC., a California Corporation ("Borrower"), and CATHAY BANK ("Lender") is made and executed on November 20, 2001, with respect to the following:

Recitals.

A. Borrower desires to borrow from Lender and Lender desires to lend to Borrower for the purpose of providing 3-year term financing of Borrower's premises located at 1689 Regatta Blvd., Richmond, CA 94804 following the completion of construction of the premises, the costs of which were financed by Lender.

B. In granting this Loan, Lender is relying upon Borrower's representations, warranties and agreements as set forth in this Agreement.

C.      Borrower and Lender agree as follows.

1.      DEFINITIONS.

        The following words shall have the following meanings when used in this Agreement.

        "Agreement" means this Term Loan Agreement, as amended or modified from time to time, together with all exhibits and schedules attached to this Agreement from time to time.

        "Deed of Trust" means the deed of trust dated August 24, 2000, as modified contemporaneously with this Agreement, securing this Agreement and the Note as the Deed of Trust may be modified or amended from time to time.



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

        "Event of Default" means any of the Events of Default set forth in
Article 6 of the Note.

        "Loan" means the loan evidenced by the Note.

        "Note" means the promissory note evidencing the Loan in the amount of $27,000,000 from Borrower to Lender, together with any renewals, extensions, modifications, refinancings, consolidations, and substitutions for the promissory note.

        "Property" means the property from time to time described in the Deed of Trust securing the Loan.

        "Related Documents" means and includes this Agreement, the Note, the Deed of Trust and any modifications or amendments to any of them, which documents are incorporated into this Agreement by reference.

2.      LOAN.

        The Loan is a 3-year term loan in principal amount of $27,000,000.00, bearing the interest rate and repayable as scheduled in the Note. The purpose of the Loan is to provide "mini-perm" financing of the land acquisition and premises construction costs financed by the Bank pursuant to a promissory note and Construction Loan Agreement dated August 24, 2000. BORROWER UNDERSTANDS AND AGREES THAT LENDER HAS MADE NO COMMITMENT AND HAS NO OBLIGATION TO REFINANCE THE BALLOON PAYMENT OR EXTEND THE TERM OF THE NOTE BEYOND THE FINAL PAYMENT DATE AND LENDER IS ENTITLED TO PAYMENT IN FULL AT THAT TIME.

3.      REPRESENTATIONS AND WARRANTIES.

        Borrower represents and warrants to Lender as of the date of this
Agreement:



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

        3.1 ORGANIZATION. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the state of California. Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage.

        3.2 AUTHORIZATION. The execution, delivery, and performance of this Agreement and the Related Documents by Borrower, to the extent to be executed, delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation, by-laws, or any other agreement or other instrument binding upon Borrower, or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

        3.3 FINANCIAL INFORMATION. Any financial statement of Borrower supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender which will more likely than not result in Borrower not being able to repay the Loan in accordance with its amortization schedule. Borrower has no material contingent obligations except as disclosed in such financial statements.

        3.4 LITIGATION AND CLAIMS. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred, which will more


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
likely than not result in the Borrower not being able to repay Loan in accordance with its amortization schedule other than litigation, claims, or other events, if any, that have been disclosed to Lender in writing.

        3.5 TITLE TO PROPERTY. Borrower has good and marketable title to the Property free and clear of all defects, liens, and encumbrances, excepting only liens for taxes, assessments, or governmental charges or levies not yet delinquent or payable without penalty or interest, and such liens and encumbrances as may be approved in writing by the Lender or permitted under paragraph 5.10.

        3.6 HAZARDOUS SUBSTANCES. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Agreement, shall have the same meanings as set forth in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., Chapter 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (a) During the period of Borrower's ownership of the Property, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, about or from any of the Property, except in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those laws, regulations and ordinances described above, and (b) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Property shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, about or from any of the Property, except in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those laws, regulations and ordinances described above. Borrower authorizes Lender and its agents at any reasonable time and upon reasonable notice to Borrower to enter upon the Property to make such inspections and tests as Lender may deem appropriate to determine compliance of the Property with this Paragraph 3.6. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the Property for hazardous waste and hazardous substances. Borrower hereby releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws. So long as Borrower owns the Property, Borrower agrees to indemnify and hold Lender harmless against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may sustain or suffer resulting from a breach of this Paragraph 3.6, but only to the extent such claims, losses, liabilities, damages, penalties, and expenses are not caused by the negligent acts of Lender. This indemnity shall survive termination of this Agreement and repayment of the Loan.



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

        3.7 UTILITY SERVICES. All utility services appropriate to the use of the Project after completion of construction are available at the boundaries of the Property.

        3.8 ACCESS. The Property is contiguous to publicly dedicated streets, roads, or highways providing access to the Property.

        3.9 COMPLIANCE WITH GOVERNING AUTHORITIES. Borrower has examined and is familiar with all the easements, covenants, conditions, restrictions, reservations, building laws, regulations, zoning ordinances, and federal, state, and local requirements affecting the Property. The Property will at all times and in all respects conform to and comply with the requirements of such easements, covenants, conditions, restrictions, reservations, building laws, regulations, zoning ordinances, and federal, state, and local requirements.

        3.10 LEGAL EFFECT. This Agreement constitutes, and any other Related Document required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

        3.11 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Borrower understands and agrees that Lender, without independent investigation, is relying upon the above representations and warranties in making this Loan to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as this Loan is paid in full.



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


4.      CONDITIONS PRECEDENT.

        Lender's obligation to fund the Loan shall be subject to the fulfillment to Lender's satisfaction of all of the following conditions:

               4.1 LOAN DOCUMENTS. Borrower shall provide to Lender in form satisfactory to Lender the following documents for the Loan: (a) the Note, (b) the modification of the existing Deed of Trust, (c) evidence of insurance coverages required by Lender, and (d) such evidences of corporate authority or other documents required under this Agreement or by Lender.

               4.2 TITLE INSURANCE. Borrower shall have provided to Lender an ALTA Lender's extended coverage policy of title insurance with such endorsements as Lender may require, issued by a title insurance company acceptable to Lender and in a form, amount, and content satisfactory to Lender, insuring or agreeing to insure that the Deed of Trust is or will be upon recordation a valid first lien on the Property free and clear of all defects, liens, encumbrances, and exceptions except those specifically accepted by Lender in writing.

               4.3 PAYMENT OF FEES AND EXPENSES. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or the Related Documents including but not limited to a Loan fee in the amount of one-quarter of one percent of the principal Loan amount ($67,500.00).

               4.4 NO EVENT OF DEFAULT. There shall not exist at the time of closing any condition which would constitute an Event of Default under this Agreement, the Note or in any existing loan or indebtedness of Borrower to Lender.



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

5.      COVENANTS.

        Borrower covenants and agrees with Lender that until the full and final payment of all obligations of Borrower under the Related Documents, Borrower will:

           5.1 NOTICES. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition which will more likely than not result in Borrower not being able to repay the Loan in accordance with its amortization schedule, (b) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions known to Borrower affecting Borrower which will more likely than not result in Borrower not being able to repay the Loan in accordance with its amortization schedule, and (c) any condition or event which constitutes an Event of Default.

           5.2 COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the use or acceptance of the Property, including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so.

           5.3 PAYMENT OF CLAIMS AND REMOVAL OF LIENS. Take all reasonable steps necessary to remove any and all claims of liens against the Property or any part of the Property, or any rights or interests appurtenant to the Property. At option of Lender, Lender may require Borrower to provide bond against any liens claimed against the Property which are not promptly removed.

           5.4 TAXES AND CLAIMS. Pay and discharge when due all of Borrower's indebtedness, obligations, and claims that, if unpaid, might become a lien or charge upon the Property; provided, however, that Borrower shall not be required to pay and discharge any such indebtedness, obligation, or claim so long as (a) its legality shall be contested in good faith by appropriate proceedings, (b) the indebtedness, obligation, or claim does not become a lien or charge upon the Property, or (c) Borrower shall have established on its books adequate reserves with respect to the amount contested in accordance with general accepted accounting practices. If the indebtedness, obligation, or claim does become a lien or charge upon the Property, Borrower shall remove the lien or charge as provided in the preceding paragraph.

           5.5 FINANCIAL STATEMENTS, COMPLIANCE CERTIFICATE. Furnish Lender within thirty (30) days after such reports are available, Borrower's annual financial statement and income and expense statements for the period ended, audited by a certified public accountant satisfactory to Lender. All financial reports required to be provided under this Agreement shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis and certified as being true and correct by Borrower's chief financial officer or Director of Finance. Provide Lender at least annually with a certificate executed by Borrower's chief financial officer, or Director of Finance, certifying that the representations and warranties of this Agreement are true and correct as of the date of the certificate and further certifying that, as of the certificate date, no Event of Default exists under this Agreement or the Note.

           5.6 INSURANCE. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to the Property, as provided in the Deed of Trust.

           5.7 OPERATIONS. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel and provide written notice to Lender of any change in executive or management personnel. Conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and local laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with the Americans With Disabilities Act and all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.

           5.8 INSPECTION. Permit employees or agents of Lender at any reasonable time to enter upon and inspect the Property and to examine or audit Borrower's books and records and to make copies of such books and records.

           5.9 ENVIRONMENTAL COMPLIANCE AND REPORTS. Borrower (a) shall comply in all respects with all federal, state and local environmental laws, ordinances and regulations; (b) not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party, on the Property, any activity where damage may result to the environment, unless such activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local authority; (c) shall furnish to Lender promptly and in any event within ten (10) days after the receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any event, occurrence or intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment.

           5.10 SECURITY INTEREST. Without the consent of Lender, which shall not be unreasonably withheld, Borrower will not grant any further security interest in the Property; provided, however, that this Paragraph 5.10 or the due on sale clause in the Deed of Trust shall not prohibit further security interests in the Property or permit the exercise of the due on sale option if the further security interests in the Property are subject to the Deed of Trust and secure obligations not exceeding $15,000,000 in the aggregate amount outstanding at any time.

6.      MISCELLANEOUS PROVISIONS.

           6.1. AGENCY. Nothing in the Related Documents shall be construed to constitute the creation of a partnership or joint venture between Lender and Borrower and Lender is not an agent or representative of Borrower.

           6.2 ENTIRE AGREEMENT; AMENDMENTS. The Related Documents constitute the entire understanding and agreement of the parties as to the matters set forth in the Related Documents. No alteration of or amendment to the Related Documents shall be effective unless given in writing and signed by the party sought to be charged or bound by the alteration or amendment.

           6.3 APPLICABLE LAW. The Related Documents have been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Borrower and Lender each agree to submit to the exclusive jurisdiction of the courts of Contra Costa County, State of California. The Related Documents shall be governed by and construed in accordance with the laws of the State of California.



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

           6.4 CAPTION HEADINGS. Caption headings in the Related Documents are for convenience purposes only and are not to be used to interpret or define the provisions of the Related Documents.

           6.5 CONSENT TO LOAN PARTICIPATION. With notice to Borrower, Lender may sell or transfer, whether now or later, one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Borrower agrees that each sale or transfer of its obligations under the Related Documents will give rise to a direct obligation of Borrower to the participant and the participant shall have the same rights and benefits under the Related Documents as it would have if it were party to the Related Documents. Lender shall remain liable for the performance of all of its obligations under the Related Documents notwithstanding any sale or transfer by Lender of Borrower's obligations under the Related Documents. Borrower authorizes Lender to disclose to any participant any and all confidential information in Lender's possession concerning Borrower and the Related Documents, subject to such participant executing a confidentiality agreement in form and substance reasonably satisfactory to Borrower.

           6.6 COSTS AND EXPENSES. If any lawsuit is commenced to enforce the Related Documents, the prevailing party shall have the right to recover its reasonable attorneys' fees and costs of suit from the other party.

           6.7 NOTICES. All notices required to be given under the Related Documents shall be given in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown below. Any party may change its address for notices under this Agreement by giving formal written notice to the other party, specifying that the purpose of the notice is to change the party's address.

           6.8 SUCCESSORS AND ASSIGNS. The Related Documents shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. Borrower shall not, however, have the right to assign its rights under the Related Documents or any interest therein, without the prior written consent of Lender.

           6.9 SEVERABILITY. If a court of competent jurisdiction finds any provision of the Related Documents to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons of circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of the Related Documents in all other respects shall remain valid and enforceable.

           6.10 TIME IS OF THE ESSENCE. Time is of the essence in the performance of the Related Documents.

           6.11 WAIVER. Lender shall not be deemed to have waived any rights under the Related Documents unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of the Related Documents shall not prejudice or constitute a waiver of Lender's right otherwise to demand compliance with any other provision of the Related Documents. No prior waiver by Lender, nor any course of dealing between



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

Lender and Borrower, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower as to any future transactions. Whenever the consent of Lender is required under the Related Documents, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required.



DICON FIBEROPTICS, INC.                       CATHAY BANK


By: /s/ HO-SHANG LEE                          By: /s/ CLAUDIA WONG
    ------------------------------                ----------------------------
    Ho-Shang Lee,                                 Claudia Wong,
    President                                     Assistant Branch Manager



                                              By: /s/ JACK A. TWEEDY
                                                  ----------------------------
                                                  Jack A. Tweedy
                                                  1st Vice President and Manager



Address for Notices:                            Address for Notices:

1689 Regatta Blvd.                              Construction Loan Department
Richmond, CA 94804                              777 North Broadway
                                                Los Angeles, CA 90012
Fax: (510) 620-4100                             Fax: (213) 625-3915




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                                PROMISSORY NOTE



Borrower:  DICON FIBEROPTICS, INC.                    Loan Number:
           1689 Regatta Blvd., Richmond CA 94804

Lender:    CATHAY BANK

           -----------------------------------------
           777 North Broadway, Los Angeles, CA 90012


Principal Amount: $27,000,000 Initial Rate: 5.00%        Date: November 20, 2001
--------------------------------------------------------------------------------


1. PROMISE TO PAY. DICON FIBEROPTICS, INC., a California corporation, #C1191627 ("Borrower"), promises to pay to CATHAY BANK, a California Banking Corporation ("Lender"), or order, in lawful money of the United States of America, the principal amount of Twenty Seven Million Dollars ($27,000,000.00), together with interest at the rate set forth below on the unpaid principal balance from November 20, 2001, until paid in full.

2. PAYMENT SCHEDULE. Subject to any payment changes resulting from changes in the Index, Borrower will pay this Loan in accordance with the following payment schedule:

        THIRTY-FIVE (35) monthly payments, initially in the MINIMUM amount of $159,989.00 each, and ONE final payment of all outstanding principal and accrued interest on NOVEMBER 20, 2004 ("Final Payment Date"). Borrower's first payment is due on DECEMBER 20, 2001, and each subsequent payment is due on the same day of each month thereafter, until the Final Payment Date. The initial monthly payment was calculated as if the Loan was for a fully amortized term of 300 months (the "Initial Amortization Period") at the annual interest rate in effect as of the date of this Note. The amount of the minimum monthly payment is subject to change every six months during the term of the Loan ("Payment Change Date") beginning on the due date of the 7th scheduled monthly payment based on the interest rate in effect the month preceding the Payment Change Date and the remaining principal balance as hereinafter provided. On each Payment Change Date and beginning with that payment, the required minimum payment amount due on that date and on the due date of the monthly payment thereafter until the next Payment Change Date (subject to additional amounts to cover any shortfall in required interest payments as hereinafter provided), will be that amount which would be sufficient to repay the outstanding principal balance of the Note as of the Payment Change Date, plus interest accruing thereon at the annual rate then in effect, in equal monthly payments as if the Loan term was the remainder of the Initial Amortization Period; provided that the full amount of unpaid principal and unpaid accrued interest will be due and payable on the Final Payment Date. Borrower understands and agrees that the interest rate on this Note may change monthly and that in the event the interest rate increases at any time during the term of this Note, there is a possibility that such minimum monthly payments may not be sufficient to pay in full all monthly accrued interest; in which event, Borrower agrees to pay to Lender, upon demand, such additional sums which, together with and in addition to the minimum monthly payment then in effect, will be sufficient to pay in full all such accrued unpaid interest on the due date of each monthly payment hereunder. In the event of such increases in interest rate between Payment Change Dates, Borrower understands that unpaid principal due on the Note may not be reduced by Borrower's monthly payments and that the amount of the final payment due on the Note may be greater than any prior estimate. For purposes of computing the amount of interest accruing during the month preceding each payment due date, the annual interest rate computed as set forth below shall be based on the Index (hereinafter defined) in effect on the 10th day of the month preceding the date each payment is due. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

BORROWER UNDERSTANDS AND AGREES THAT LENDER HAS MADE NO COMMITMENT AND HAS NO OBLIGATION TO REFINANCE THE BALLOON PAYMENT OR EXTEND THE TERM OF THIS NOTE BEYOND THE FINAL PAYMENT DATE AND LENDER IS ENTITLED TO PAYMENT IN FULL AT THAT TIME.

3. PAYMENTS APPLICATION. Notwithstanding anything contained in this Note to the contrary, interest payable on the outstanding principal balance shall be calculated, and each payment shall be applied by Lender, as if received on the specified due date for such payment. Borrower acknowledges and agrees that Lender will not make any adjustments to the allocation of any payments made hereunder, even if such payments are not actually received on the applicable payment due date.

4. VARIABLE INTEREST RATE. The interest rate on this Note is variable and subject to change from time to time based on changes in the Prime Rate as published each day in The Wall Street Journal (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this Loan, Lender may designate a substitute index after notice to Borrower. Lender will tell the Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans on other rates as well. The interest rate changes will not occur more often than each month as of the 20th day of the month using the Index rate in effect on the 10th day of the month. The interest rate to be applied to the unpaid principal balance of this Note will be the Index which is currently 5.000% per annum.

5. PREPAYMENT. Borrower agrees that all loan fees and other charges are fully earned as of the date of the Loan and will not be subject to refund upon early payment (whether voluntary or as a result of default). Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Prepayments will reduce the principal balance due and will not relieve Borrower of the obligation to make the monthly installment payments when due.

6. EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Note:

        6.1 Default on Indebtedness. Failure of Borrower to make any payment when due under this Note, and such failure is not cured within 15 days after written notice thereof is given by Lender to Borrower.

        6.2 Other Defaults. Failure of Borrower to comply with or to perform when due any other term, obligation, covenant or condition on its part to be complied with or performed contained in the Related Documents as defined in the Term Loan Agreement, and such failure is not cured within 45 days after written notice thereof is given by Lender to Borrower.

        6.3 False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower under the Related Documents is false or misleading in any material respect at the time made or furnished.

        6.4 Defective Collateralization. Any of the Related Documents ceases to be in full force and effect (including failure of the Deed of Trust to create a valid and perfected security interest or lien) at any time and for any reason.

        6.5 Dissolution or Insolvency. The dissolution or any other termination of Borrower's existence as a going business or the insolvency of Borrower, or the appointment of a receiver for all of Borrower's property, or any assignment for the benefit of creditors or the commencement of any proceeding under any bankruptcy or insolvency law with respect to Borrower.

        6.6 Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower against the Property.

        6.7 Condemnation. All or any material portion of the Property is condemned, seized, or appropriated without compensation, and Borrower does not within 45 days after such condemnation, seizure, or appropriation, initiate and diligently prosecute appropriate action to contest in good faith the validity of such condemnation, seizure, or appropriation.

7. FACT OF AN EVENT OF DEFAULT; REMEDIES. Upon the occurrence and during the continuance of any Event of Default, Lender may, at its option, but without any obligation to do so, and in addition to any other right Lender may have, do any one or more of the following upon notice to Borrower: (a) accelerate maturity of this Note and demand payment of all sums due under this Note; (b) bring an action on this Note; (c) foreclose the Deed of Trust on the Property in any manner available under law; and (d) exercise any other right or remedy which it has under the Related Documents, or which is otherwise available at law or in equity.

8. LENDER'S RIGHTS. Upon Borrower's failure to pay all amounts declared due pursuant to this Note, including failure to pay upon final maturity, Lender, at its option, may also (a) increase the variable interest rate on this Note to
2.000 percentage points over the Index rate then in effect and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the same rate as principal. Lender may hire or pay someone else to help collect this Note if Borrower does not pay and Borrower agrees to pay Lender the amount of such costs. This includes any accounting or appraisal fees incurred and Lender's attorneys' fees and legal expenses. If any lawsuit is




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commenced to enforce the Related Documents, the prevailing party shall have the right to recover its reasonable attorneys' fees and costs of suit from the other party.

9. COLLATERAL. Borrower acknowledges that this Note is secured by a Deed of Trust dated August 24, 2000, as modified on November 20, 2001, on real property located in Contra Costa County, California.

10. GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. The Related Documents have been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Borrower and Lender each agree to submit to the exclusive jurisdiction of the courts of Contra Costa County, State of California. The Related Documents shall be governed by and construed in accordance with the laws of the State of California. No change in terms of this Note shall be effective unless evidenced by a writing signed by Borrower and Lender.

BORROWER:                     DICON FIBEROPTICS, INC., a California corporation


                              By: /s/ HO-SHANG LEE
                                  ------------------------------------
                                  Ho-Shang Lee, President



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